UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  February 6, 2007

MOTIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Knightsbridge Pkwy. Lincolnshire, IL	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  847-478-4200

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.” These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements (“Cautionary Statements”) include, among others, those under the caption “Risk Factors” in our reports filed with the Securities and Exchange Commission. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our filings with the Securities and Exchange Commission.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 3.02 – Unregistered Sales of Equity Securities.

Beginning February 6, 2007 through February 16, 2007, Motient exchanged an aggregate of 2,701,344 shares of its common stock for 1,517,613 shares of common stock of TerreStar Networks Inc. with Boris Bogatin, Alex Good, Gary M. Parsons, Monish Kundra, Randy Segal, Eric Swank, Peter L. Ashley, Elizabeth Creary, Brian M. Deobald, Christian D. Gates, Kurth Haufler and Donna M. Lyson, each of whom were holders of options to purchase shares of TerreStar common stock who exercised those options and exchanged the underlying shares for shares of Motient common stock. Motient was obligated to effect the exchange pursuant to certain obligations relating to Motient’s exchange of shares of its common stock for shares of TerreStar common stock held by certain funds affiliated with Columbia Capital (“Columbia”) and Spectrum Equity Investors (“Spectrum”) that was completed on September 25, 2006. Pursuant to Motient’s agreements with Columbia and Spectrum, as well as provisions in the TerreStar Stockholders Agreement, Motient was obligated to exchange shares of Motient common stock for shares of TerreStar common stock held by other TerreStar stockholders on the same economic terms as the transactions Motient entered into with Columbia and Spectrum. Each of these former TerreStar option holders waived a closing condition in their exchange agreement with Motient requiring that a registration statement covering the resale of the Motient shares they received be effective prior to the closing of the exchange.

The issuance of these shares of Motient common stock in exchange for shares of TerreStar common stock was not registered under the Securities Act of 1933, as amended, and therefore the shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. As the potential purchasers were all accredited investors, and no general solicitation has occurred, or will occur, as part of the offering and sale of these securities, Motient has relied upon the exemption from registration afforded by Rule 506 under the Securities Act and/or Section 4(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

By:	/s/ Jeffrey Epstein
Jeffrey Epstein
General Counsel and Secretary

Date: February 22, 2007